                                                                     EXHIBIT 4.1

NUMBER________________                                   SHARES_______________


                              [VENTAS, INC. LOGO]

                                 VENTAS, INC.

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                         CUSIP ________________


THIS CERTIFIES THAT


is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.25 PAR VALUE EACH,
                                      OF

VENTAS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

        COUNTERSIGNED AND REGISTERED:
        NATIONAL CITY BANK

        (________________)

                                                TRANSFER AGENT
                                                AND REGISTRAR

BY

                                          AUTHORIZED SIGNATURE



               [VENTAS, INC. CORPORATE SEAL 1998 DELAWARE SEAL]


                                                /s/
                                                -------------------------------


                                                /s/
                                                -------------------------------
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
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM- as tenants in common                  UNIF GIFT MIN ACT-________________ Custodian__________________
     TEN ENT- as tenants by the entireties                                (Cust)                     (Minor)
      JT TEN- as joint tenants with
              right of survivorship and                              under Uniform Gifts to Minors
              not as tenants in common
                                                           Act____________________________________________________
                                                                                  (State)

                              Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------

__________________________________________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE, INCLUDING ZIP CODE OF ASSIGNEE)

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

___________________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________


                                 _________________________________________________________________________________
                                 NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                 ENLARGEMENT OR ANY CHANGE WHATEVER.


                                 _________________________________________________________________________________
                                 SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                 GUARANTOR INSTITUTION (BANK, STOCKBROKERS. SAVINGS AND LOAN ASSOCIATIONS AND
                                 CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
                                 PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF
INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
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